Exhibit 99.1

Unaudited Pro Forma Financial Statements
The following Unaudited Pro Forma Financial Statements are based on the Company’s historical consolidated results of operations and financial position, adjusted to give effect to the Transaction, as defined in Item 2.01 of this Form 8-K, as if it had been completed on September 30, 2018 with respect to the pro forma condensed balance sheet and as of January 1, 2017 with respect to the pro forma condensed statements of operations.
The Unaudited Pro Forma Financial Statements and the accompanying notes should be read together with the Company’s audited consolidated financial statements and accompanying notes as of and for the year ended December 31, 2017, and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 (“Annual Report”) and its unaudited condensed consolidated financial statements and accompanying notes as of and for the nine months ended September 30, 2018 and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company's Quarterly Report on Form 10-Q ("Quarterly Report") for the nine months ended September 30, 2018. The Unaudited Pro Forma Financial Statements may differ materially from the future financial position or results of operations due to a number of factors described in “Risk Factors” under Item 1A of Part 1 of our Annual Report and “Forward-Looking Statements” under Item 1 of Part 1 of our Annual Report.

Tenet Healthcare Corporation
Unaudited Pro Forma Condensed Balance Sheet
September 30, 2018

	Historical	Pro Forma Adjustments		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$500	$42	(a)	$542
Accounts receivable, less allowance for doubtful accounts	2,484			2,484
Inventories of supplies, at cost	307			307
Income tax receivable	27			27
Assets held for sale	128	(112)	(a)	16
Other current assets	1,046			1,046
Total current assets	4,492	(70)		4,422
Investments and other assets	1,462	20	(a)	1,482
Deferred income taxes	348			348
Property and equipment, at cost, less accumulated depreciation and amortization	6,888			6,888
Goodwill	7,313			7,313
Other intangible assets, at cost, less accumulated amortization	1,762			1,762
Total assets	$22,265	$(50)		$22,215
LIABILITIES AND EQUITY
Current liabilities:
Current portion of long-term debt	$672			$672
Accounts payable	1,065			1,065
Accrued compensation and benefits	814			814
Professional and general liability reserves	230			230
Accrued interest payable	330			330
Liabilities held for sale	71	$(49)	(a)	22
Other current liabilities	1,042	(1)	(a)	1,041
Total current liabilities	4,224	(50)		4,174
Long-term debt, net of current portion	14,178			14,178
Professional and general liability reserves	627			627
Defined benefit plan obligations	476			476
Deferred income taxes	36			36
Other long-term liabilities	622			622
Total liabilities	20,163	(50)		20,113
Commitments and contingencies
Redeemable noncontrolling interests in equity of consolidated subsidiaries	1,444			1,444
Equity:
Shareholders’ equity:
Common stock	7			7
Additional paid-in capital	4,733			4,733
Accumulated other comprehensive loss	(202)			(202)
Accumulated deficit	(2,231)	—	(a)	(2,231)
Common stock in treasury, at cost	(2,415)			(2,415)
Total shareholders’ equity	(108)	—		(108)
Noncontrolling interests	766			766
Total equity	658	—		658
Total liabilities and equity	$22,265	$(50)		$22,215

Notes to Unaudited Pro Forma
Condensed Balance Sheet

(a)
Records the net purchase price cash proceeds and recognition of the initial deposit, escrowed proceeds and long-term note receivable related to the sale of the Chicago area hospitals and related facilities, derecognition of the related assets and liabilities held for sale, and the related tax impact from the sale, using an effective rate of 24%, which includes the federal statutory rate of 21% and the applicable state taxes.

Tenet Healthcare Corporation
Unaudited Pro Forma Condensed Statement of Operations
For the Year Ended December 31, 2017

(Dollars in millions except per share amounts)	Historical	Pro Forma Adjustments		Pro Forma

Net operating revenues:
Net operating revenues before provision for doubtful accounts	$20,613	$(322)	(a)	$20,291
Less: Provision for doubtful accounts	1,434	(15)	(a)	1,419
Net operating revenues	19,179	(307)		18,872
Equity in earnings of unconsolidated affiliates	144			144
Operating expenses:
Salaries, wages and benefits	9,274	(168)	(a)	9,106
Supplies	3,085	(51)	(a)	3,034
Other operating expenses, net	4,570	(90)	(a)	4,480
Electronic health record incentives	(9)	1	(a)	(8)
Depreciation and amortization	870	(12)	(a)	858
Impairment and restructuring charges, and acquisition-related costs	541	(73)	(a)	468
Litigation and investigation costs	23			23
Gains on sales, consolidation and deconsolidation of facilities	(144)			(144)
Operating income	1,113	86		1,199
Interest expense	(1,028)			(1,028)
Other non-operating income (expense), net	(22)			(22)
Loss on early extinguishment of debt	(164)			(164)
Net loss from continuing operations, before income taxes	(101)	86		(15)
Income tax benefit (expense)	(219)	(27)	(b)	(246)
Net loss from continuing operations	(320)	59		(261)
Less: Net income attributable to noncontrolling interests	384			384
Net loss from continuing operations attributable to Tenet Healthcare Corporation common shareholders	$(704)	$59		$(645)
Loss from continuing operations per share attributable to Tenet Healthcare Corporation common shareholders:
Basic	$(7.00)			$(6.41)
Diluted	$(7.00)			$(6.41)
Weighted average shares and dilutive securities outstanding (in thousands):
Basic	100,592			100,592
Diluted	100,592			100,592

Tenet Healthcare Corporation
Unaudited Pro Forma Condensed Statement of Operations
For the Nine Months Ended September 30, 2018

(Dollars in millions except per share amounts)	Historical	Pro Forma Adjustments		Pro Forma

Net operating revenues	$13,694	$(228)	(a)	$13,466
Equity in earnings of unconsolidated affiliates	97			97
Operating expenses:
Salaries, wages and benefits	6,478	(131)	(a)	6,347
Supplies	2,248	(39)	(a)	2,209
Other operating expenses, net	3,181	(68)	(a)	3,113
Electronic health record incentives	(1)			(1)
Depreciation and amortization	602			602
Impairment and restructuring charges, and acquisition-related costs	123	(17)	(a)	106
Litigation and investigation costs	28			28
Gains on sales, consolidation and deconsolidation of facilities	(111)			(111)
Operating income	1,243	27		1,270
Interest expense	(758)			(758)
Other non-operating income (expense), net	(2)			(2)
Loss from early extinguishment of debt	(2)			(2)
Net income from continuing operations, before income taxes	481	27		508
Income tax benefit (expense)	(120)	(7)	(c)	(127)
Net income from continuing operations	361	20		381
Less: Net income attributable to noncontrolling interests	248			248
Net income from continuing operations attributable to Tenet Healthcare Corporation common shareholders	$113	$20		$133
Earnings from continuing operations per share attributable to Tenet Healthcare Corporation common shareholders:
Basic	$1.11			$1.30
Diluted	$1.09			$1.28
Weighted average shares and dilutive securities outstanding (in thousands):
Basic	101,980			101,980
Diluted	103,802			103,802

Notes to Unaudited Pro Forma
Condensed Statement of Operations

(a)	Eliminates the historical revenue and operating expenses of the divested Chicago area hospitals and related facilities.

(b)
Reflects the applicable income tax effects of the pro forma adjustments in this column at an effective tax rate of 37%, which includes the federal statutory rate of 35% and the applicable state tax rate that were in effect during the period presented, adjusted for the impact of nondeductible goodwill. Also includes the reversal of $2 million of tax expense related to the impact on deferred taxes of the decrease in the federal statutory rate from 35% to 21% due to the Tax Cuts and Jobs Act enacted December 22, 2017.

(c)
Reflects the applicable income tax effects of the pro forma adjustments in this column at an effective tax rate of 24%, which includes the federal statutory rate of 21% and the applicable state tax rate that were in effect during the period presented.